UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 1, 2018

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On September 1, 2018, the board of directors (the “Board”) of Waters Corporation (the “Company”) elected Linda Baddour, former Chief Financial Officer of PRA Health Sciences Inc., and Gary Hendrickson, former Chairman, President and Chief Executive Officer of Valspar Corporation, as directors of the Company. The Board has not yet determined on which committees of the Board Ms. Baddour and Mr. Hendrickson will serve.

Ms. Baddour has served as Executive Vice President and Chief Financial Officer of PRA Health Sciences since 2007. Previously, she was the Chief Financial Officer at Pharmaceutical Product Development, Inc., where she also managed the company’s mergers & acquisitions and information technology strategies. Prior to being named Chief Financial Officer at Pharmaceutical Product Development, Inc., she was Treasurer and Chief Accounting Officer. Ms. Baddour earned both her bachelor’s degree and her MBA from the University of North Carolina at Wilmington. She is also a certified public accountant.

Mr. Hendrickson was the Chairman of the Valspar Corporation between 2012 and 2017, and Chief Executive Officer since 2011. Prior to being named as Chief Executive Officer, Mr. Hendrickson served Valspar as Chief Operating Officer, President of multiple business units, and Corporate Vice President and President of Asia Pacific. Before joining Valspar, Mr. Hendrickson served for 11 years in the U.S. Navy as a Surface Warfare Officer, achieving the rank of Lieutenant Commander. He is currently Chairman of the Board at CPG International LLC and a director of Polaris Industries Inc. Mr. Hendrickson earned his bachelor’s degree from University of Connecticut and his MBA from Harvard University.

Ms. Baddour and Mr. Hendrickson will each receive compensation for service on the Board under the Company’s non-employee director compensation program the terms of which are described under “Compensation of Directors and Executive Officers – Director Compensation” in our 2018 proxy statement filed with the Securities and Exchange Commission on March 29, 2018. In addition, on September 4, 2018 in connection with their election to the Board, Ms. Baddour and Mr. Hendrickson were each granted a stock award with a grant date value of approximately $110,000, 50% in the form of restricted stock and 50% in the form of non-qualified stock options. These equity awards will vest in full on the first anniversary of the grant date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: September 6, 2018	By:	/s/ Sherry L. Buck
	Name:	Sherry L. Buck
	Title:	Senior Vice President and Chief Financial Officer